UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 18, 2009

                  AMERICAN EXPRESS COMPANY
   (Exact name of registrant as specified in its charter)

        New York                      1-7657                   13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation                                            Identification No.)
 or organization)


    200 Vesey Street, World Financial Center
    New York, New York                                              10285
    ---------------------------------------------------           ----------
    (Address of principal executive offices)                      (Zip Code)

 Registrant's telephone number, including area code: (212) 640-2000


     ---------------------------------------------------
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[  ]  Pre-commencement communications pursuant to Rule
      14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule
      13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05    Costs Associated with Exit or Disposal Activities

         In April 2009, American Express Company (the
"Company") announced its intention to undertake a new companywide reengineering initiative in the second quarter of 2009 to help further reduce its operating costs in light of the uncertain economic outlook. On May 18, 2009, the Company's management committed to undertake various reengineering activities within its business units and staff groups that are expected to result in a restructuring charge in the second quarter of 2009 of approximately $180 million to $250 million pre-tax ($117 million to $163 million after tax). The reengineering activities are expected to result in the elimination of approximately 4,000 jobs, which constitutes approximately 6% of the Company's worldwide workforce. The total expected charge includes approximately $175 million to $210 million in employee severance obligations and other employee-related costs and approximately $5 million to $40 million in other costs principally relating to the termination of certain real property leases and other contracts. The reengineering activities relate principally to downsizing and reorganizing certain operations due to a contraction of some of the Company's businesses. Substantially all of the reengineering activities are expected to be completed by the end of 2009, with the remainder expected to be completed by the first half of 2010. The Company estimates that all of the severance and employee-related costs and a significant majority of the other costs will result in future cash expenditures.


Item 7.01 Regulation FD Disclosure

         In addition to the restructuring charge described above, the Company announced that it anticipates that the reengineering activities associated with the staffing-related portion of the charge will result in a cost benefit to the Company of approximately $175 million after all the initiatives to be undertaken in 2009 have been completed. Also, in addition to staff reductions, the Company announced that it was undertaking further reengineering initiatives, including a reduction of investment spending in marketing and business development and a reduction in other operating costs relating to expenses for consulting and other professional services, travel and general overhead, all of which are expected to result in an additional cost benefit of approximately $625 million in the aggregate.

         The aggregate benefits of $800 million described above, which are expected to be realized during the remainder of 2009, represent a reduction from previously planned 2009 spending levels and are in addition to the benefits tied to the reengineering plan announced in October 2008.

A copy of the Company's press release announcing the reengineering activities describe above is furnished as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit

99.1     Press release, dated May 18, 2009, of American Express
         Company announcing reengineering initiative.


Forward-Looking Statements

         This report includes forward-looking statements, which are subject to risks and uncertainties. Forward-looking statements contain words such as "believe," "expect," "anticipate," "optimistic," "intend," "plan," "aim," "will," "may," "should," "could," "would," "likely" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the Company's ability to generate earnings and continue to stay profitable, which will depend in part on cardmember spending and credit performance, the success of the Company's reengineering initiatives and the severity of the economic environment; the success, timeliness and financial impact (including costs, cost savings, and other benefits, including increased revenues), and beneficial effect on the Company's operating expense to revenue ratio, both in the short-term (including during the remainder of 2009) and over time, of reengineering initiatives being implemented or considered by the Company, including cost management, structural and strategic measures such as vendor (including, among others, consulting and other professional services), process, facilities and operations consolidation, outsourcing (including, among others, technologies operations), relocating certain functions to lower-cost overseas locations, moving internal and external functions to the internet to save costs and travel and other general operating costs, and planned staff reductions relating to certain of such reengineering actions; the Company's ability to reinvest the benefits arising from such reengineering actions in its businesses; and the actual amount to be spent by the Company on technology and marketing, promotion, rewards and cardmember services based on management's assessment of competitive opportunities and other factors affecting its judgment. A further description of these and other risks and uncertainties can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the three months ended March 31, 2009, and the Company's other reports filed with the SEC.

                          SIGNATURE

         Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)

                                            By:  /S/ CAROL V. SCHWARTZ
                                                --------------------------------
                                                Name:  Carol V. Schwartz
                                                Title: Secretary

Date:  May 19, 2009

                        EXHIBIT INDEX


ITEM NO.        DESCRIPTION

99.1 Press release, dated May 18, 2009, of American Express Company announcing restructuring charge.


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